Shareholder Outreach Off-Season 2020 October 2020

SAFE HARBOR STATEMENT All forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations and assumptions. A detailed discussion of these factors and uncertainties is contained in the company's filings with the Securities and Exchange Commission. This presentation includes non-GAAP financial measures that exclude the impact of certain financial statement items. Additional important information regarding these non-GAAP financial measures can be found on the Investors section of our website. 2

CONTENTS • Polaris strategy to stabilize the business and accelerate growth • Sustainability strategy and its integration into the company’s Polaris strategy • Diversity & Inclusion • Health & Safety strategy in the face of the current health pandemic • Governance profile • Key features of our executive compensation plan 3

Polaris Strategy

POLARIS STRATEGY OUR VISION IS TO BE THE LEADING MULTI-BRANDED FASHION RETAILER FROM OFF-PRICE TO LUXURY, FROM ONLINE TO OFFLINE, FROM ON-MALL TO OFF-MALL WE WILL OFFER CONVENIENT ACCESS TO THE FULLNESS OF OUR BRANDS Our customers want great fashion Our customers are omni-shoppers. Our customers come to us for the special and brands. moments of life. We are committed to ensuring that Macy’s, Inc. will be a great place to work and shop. 5

POLARIS STRATEGY

OUR POLARIS STRATEGIES WILL STRENGTHEN AND REINFORCE EACH OTHER


strengthen
CUSTOMER
RELATIONSHIPS
curate
QUALITY
FASHION
accelerate
DIGITAL
GROWTH
optimize
OMNI
EXPERIENCE
reset
COST
BASE
COLLEAGUES

CUSTOMER

We will develop a high engagement customer ecosystem that is designed to build strong profitable lifetime relationships one customer at a time.

FASHION

We will build on our fashion authority by curating the best national and private brands to support our customer's self-expression from off-price to luxury.

DIGITAL

We will strategically invest across the enterprise to improve the digital experience building customer lifetime value and driving profitable digital growth.

OMNI EXPERIENCE

We will innovate and optimize our stores, supply chain, and call centers to ensure every customer can shop when, where and how they choose.

COST BASE

We will show discipline on cost management and create a culture of continuous assessment to derive the greatest ROI on every dollar spent.

COLLEAGUES

Our colleagues bring a strong commitment and drive to all aspects of their work, inspired by an inclusive culture, a shared purpose and the opportunity to thrive.

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POLARIS STRATEGY

POLARIS STRATEGIES DRIVE COMPETITIVE ADVANTAGE & DIFFERENTIATION

TO FIRST RECOVER THE BUSINESS THEN DRIVE BOTH TOP- AND BOTTOM-LINE GROWTH

strengthen CUSTOMER RELATIONSHIPS	curate QUALITY FASHION	accelerate DIGITAL GROWTH	optimize OMNI NETWORK	reset COST BASE	With our COLLEAGUES at the center
✓ Maximize customer lifetime value (CLV) ✓ Continue to grow Star Rewards loyalty program ✓ Increase conversion thru personalized recommendation on site and off site tactics ✓ Pursue on-site and off-site monetization as a future growth driver.	✓ Curate national & private brands from off-price to luxury ✓ Grow Backstage while reducing cost base ✓ Create ideal experience in Fine Jewelry and Beauty ✓ Maximize the return to home trend and amplify Bloomingdale's status as the destination for textiles from private brand to luxury	✓ Improve end-to-end Digital experience ✓ Deliver profitable omnichannel growth ✓ Provide an intuitive, engaging, and inspiring product discovery experience by improving search, browse, and product detail pages on macys.com and bloomingdales.com ✓ Deliver a user-friendly mobile app that optimizes the omnichannel shopping experience at Macy's and Bloomingdale's	✓ Evolve role of the store ✓ Market ecosystem/ small-format, off-mall store test ✓ Supply chain redesign with an early emphasis on capacity planning and centralized fulfillment. ✓ Strengthen **Bloomingdale's The** Outlet sales and margin by better leveraging **Bloomingdale's** Department Store merchandise and opportunities in the market while also driving operating efficiencies	✓ Rewire organization cost base to support profitable growth ✓ Maximize sales flex dollars through identification and reset of variable cost drivers ✓ Increase negotiated contract savings with a focus on rate ✓ Continuously prioritize and allocate payroll dollars as turnover occurs ✓ Gross Margin and SG&A expense targets of $2.1 billion by 2022	✓ Our colleagues are integral to achieving priorities with their leadership, talent and diverse thinking ✓ A culture of belonging, continuous learning, and clear incentives makes our success possible

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POLARIS STRATEGY MAINTAINING FINANCIAL FLEXIBILTY DURING COVID-19 PANDEMIC • Temporarily closed all stores on March 18 and continued to serve customers through our e-commerce sites • Q1 comparable sales (owned + licensed) down ~45% year-over-year; adjusted EBITDA declined by more than $1.1 billion • Temporarily extended payment terms to 120 days and worked with vendors to cancel orders where possible • Suspended the shareholder dividend • Furloughed majority of colleagues and temporarily reduced pay for senior management • CEO and board of directors did not receive cash compensation from 4/1/2020 to 6/30/2020 • Reduced planned 2020 capital expenditures and discretionary operating expenses • Drew down $1.5 billion of outstanding availability under unsecured credit facility in March • Reopened stores on a staggered basis May through July • Q2 comparable sales (owned + licensed) down ~35% year-over-year; adjusted EBITDA declined by ~$544 million • Completed approximately $4.5 billion of new financing during the second quarter of 2020 • Included $1.3 billion of senior secured notes, as well as a new $3.2 billion asset-based credit facility. Proceeds of the notes offering were used, along with cash on hand, to repay the outstanding borrowings under our previously existing $1.5 billion unsecured credit facility • Successfully executed an exchange offer and consent solicitation for $465 million of notes issued under our 1996 indenture • Expect to have more than enough liquidity to address the needs of the business over the next few years as well as the repayment of upcoming debt maturities in fiscal 2020 and fiscal 2021 • Finished Q2 in a strong liquidity position with approximately $1.4 billion in cash and approximately $3 billion of untapped capacity in the new asset-based credit facility 8

HEALTH & SAFETY MAINTAINING BUSINESS CONTINUITY DURING COVID-19 PANDEMIC • Macy’s Business Continuity team began monitoring the pandemic in December and supported our Hong Kong office with additional safety equipment. • The team boosted VPN licensing and access capabilities early on to permit colleagues to work remotely and activated a Crisis Management Team to support rapid decision making and synchronization across all business functions. • We developed a COVID-19 response procedure to prepare for a nationwide surge and managed gradual reopening of stores in compliance with government orders and CDC guidance. • We presently have a process in place to project geographic risk areas with a corresponding action plan to prepare stores in advance for potential spikes. 9

Sustainability

SUSTAINABILITY THE SUSTAINABILITY TEAM: WHAT WE DO WE ARE A CENTER OF EXCELLENCE, WORKING WITH PARTNERS ACROSS MACY’S, INC. We identify sources of risk and growth opportunities The Sustainability team We shape policies that protect people, the planet and the Macy’s, Inc. guides Macy’s, Inc. on how brands to profitably grow – now and in the future – by We share best practices and guide programs that improve our ESG improving the company’s environmental, social and performance, aligned with our Polaris Strategy governance (ESG) performance We design governance frameworks that drive accountability and winning results We collect relevant, reliable data for smarter business decisions and sharing our story in public disclosures By helping our business do what’s best for people and the planet, our work strengthens Macy’s lifetime relationships with customers and colleagues, as well as our suppliers, the workers and communities in our global supply chain, our investors, and other groups advocating for a thriving society and environment. 11

SUSTAINABILITY

OUR NEXT STEPS WILL INTEGRATE ESG WITH POLARIS STRATEGY

Early 2000s — Launched Social Compliance Program

- Focused on upstream supply chain risk for Macy's Private Brands
- Established Supplier Code of Conduct and factory audit program to ensure safe and fairly paid conditions for workers in private brands and supply chain

Mid- to late-2000s — Supported Localized Innovation and Key Disclosures

- Applied third-party certifications for environmentally friendly home textile collections
- Launched solar energy program for stores
- Disclosed to CDP, DJSI, CHRB
- Supported GoGreen Employee Resource Group

2018 – 2019 — Added Best Practices for Advancing Sustainable Business

- Published first sustainability report, using SASB standards
- Joined Sustainable Apparel Coalition and NIRAPON to protect chain factory workers
- Started supply chain traceability program
- Banned fur from products
- Joined Fashion Makes Change

2020 — Formalized Sustainability Function

- Hired VP of Sustainability, staffed with team of 4
- Defined organizational role and priorities
- Currently capturing baseline KPIs
- Oversee Social Compliance and Issues Management; support disclosure

2021 — Develop and Execute Strategy

- Prioritize activities to align with Polaris Strategy, focused on growth opportunities and risk management
- Assess climate risk
- Develop enterprise-wide Human Rights policy
- Develop plan to scale Social Compliance for business growth
- Sustainability Report

Reactive, ad-hoc ⟷ Strategic, Board-led

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Diversity & Inclusion

DIVERSITY & INCLUSION

STRATEGY HAS EVOLVED FROM REACTIVE TO BEING EMBEDDED IN DNA AND CULTURE WITH RESPECT TO HOW WE THINK, ACT AND OPERATE

Early 2000s – Business Case for Diversity

- Focused on compliance & representation
- Managed brand reputation through relationships with influential community leaders
- Established Security Monitor role to mitigate risk
- Launched Customer Bill of Rights in NY

Mid- to late-2000s – Launched Workshop **@ Macy's**

- Established retail & nonretail supplier diversity offices
- Launched Workshop @ **Macy's** designed to educate Women- and Minority-owned brands to do business at scale
- Understood the meaningful change in demographics across U.S. & spending power
- Developed merchandising strategies to address emerging markets
- Organized Diversity & Inclusion Business Council (DIBC) to drive accountability

2018 – 2019 – Established Diversity & Inclusion Center of Expertise

- Launched holistic, enterprise-wide diversity & inclusion vision and mission
- Defined clear goals and KPIs leveraging global benchmarking
- Utilized DIBC to drive accountability
- Published goals externally to increase transparency

2020 – Racial Injustice & Need for Systemic Change

- Refocus diversity & inclusion Strategy to address current climate
- Drive change through five focus areas:
  - Colleague
  - Customer
  - Supplier
  - Community
  - Marketing

2021 – Accelerate Progress on Diversity & Inclusion

- Drive change and accountability of diversity & inclusion through five focus areas:
  - Colleague
  - Customer
  - Supplier
  - Community
  - Marketing
- Deliver on published diversity & inclusion goals

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DIVERSITY & INCLUSION IN 2018, ESTABLISHED A DIVERSITY & INCLUSION CENTER OF EXPERTISE WITH ENTERPRISE-WIDE VISION, MISSION AND GOALS COLLEAGUE: Reflect the full spectrum of diversity at all levels of our workforce VISION: Be a beacon of diversity & CUSTOMER: Welcome, accept, and respect every one of our customers inclusion for our colleagues, customers and communities SUPPLIERS: Drive growth with underrepresented suppliers MISSION: Embed diversity & inclusion into how we think, act and COMMUNITY: Drive impact through community relationships that reflect our goals and values operate MARKETING: Consistently and genuinely reflect all our customers 15

DIVERSITY & INCLUSION IN 2020, WE ARE EXPANDING OUR STRATEGY TO BECOME A PROMINENT LEADER IN DIVERSITY & INCLUSION BY DRIVING SYSTEMIC CHANGE EXTERNALLY 1 2 3 Publish Macy’s, Inc. Diversity & Increase our diverse retail spend Serve on CEO Action for Racial Inclusion Report: with Black-owned businesses Equity Task Force Steering Committee • Drive transparency and accountability • Transparency - Publish supplier diversity • 1 of 20 companies selected to join steering throughout the industry by publishing spend (November 2020) committee (June 2020) annual Diversity & Inclusion goals and KPIs (February/March 2021) • Action - Take the 15% Pledge to increase the • 1,200 companies invited to participate in the diverse vendor pipepline and amplify The program with goal of advancing change in public policy related to racial equity • Develop Diversity & Inclusion standards Workshop @ Macy’s (workshop April 2021) to encourage others toward simliar actions • Macy’s will select an individual to serve for and behaviors • Innovation - Feature black designer collaborations within our Private Brands two years as a company fellow to drive (March 2021) CEO Action projects forward (October 2020) 16

Governance

GOVERNANCE CORPORATE GOVERNANCE HIGHLIGHTS 11 of 12 directors are independent Lead independent director Annual board and committee evaluation Majority voting in uncontested director elections Annual election of all directors No shareholder rights plan Policy prohibiting pledging and hedging ownership Board and committee oversight of risk of Macy’s, Inc. stock Confidential shareholder voting policy Proxy access Regular executive sessions of independent Director resignation policy directors Share ownership guidelines for directors and Director retirement policy executive officers Diverse board in terms of gender, ethnicity, Majority voting standard for mergers/acquisitions, experience and skills charter and bylaw amendments Independent board committees Shareholder right to call special meetings 18

GOVERNANCE CORPORATE GOVERNANCE HIGHLIGHTS DIRECTORS PROVIDE EFFECTIVE MIX OF EXPERIENCE, FRESH IDEAS, GENDER, AGE AND ETHNIC DIVERSITY. ETHNIC DIVERSITY INDEPENDENCE DIRECTOR AGE 33% • Average age 60.2 years Macy’s 1 Ethnically 4 Chairman Diverse and CEO 40 – 49 YRS 50 – 59 YRS 60 – 69 YRS 70+ YRS 8 1 Hispanic 92% 3 African American 11 Independent 17% 42% 17% 25% Note: NYSE standards GENDER DIVERSITY DIRECTOR TENURE BOARD REFRESHMENT 42% • Average tenure 9 years • Over the last five years, 6 new directors have joined Women our board, bringing our board size to 12 5 <5 YRS 5 – <10 YRS 10 - <20 YRS >20 YRS 7 50% 17% 17% 17% Source: Macy’s 2020 proxy statement. 19

Executive Compensation

EXECUTIVE COMPENSATION COMPENSATION PROGRAMS GROUNDED IN STRONG GOVERNANCE PRACTICES Align pay with company performance Incentive plans use multiple metrics to reward performance driving company strategy and aligned to stock price performance Leverage relative total shareholder return metric, with a cap if company performance is not positive and a maximum-value cap that limits payout to 400% of the target grant date value No dividend equivalents on unvested performance-based or time-based restricted stock (PRSUs or RSUs) Stock ownership guidelines Recoupment policy Double trigger vesting of equity awards in change in control (CIC) No excise tax gross ups No option repricing/cash buyouts without shareholder approval Anti-pledging and hedging policies 21

EXECUTIVE COMPENSATION STRONG ALIGNMENT BETWEEN PAY AND PERFORMANCE IS AT CORE OF COMPENSATION PROGRAM Demonstrated in the design of our programs … … and the outcome of our programs 2019 Program Design CEO 2019 Realized Compensation $10,010 CEO 12% 27% Salary Overall 36% of Target (FIXED) Stock LTI 21.69% of target Options 33% STI 41.62% of target Short- Salary 100% of target 67% Equity $6,500 Long- term term Cash STI Equity Salary $3,629 21% 40% Annual $1,410 Performance Incentive Realized equity value calculated based Restricted $2,210 on value of earned PRSUs at time of Stock Units $920 vesting, excluding dividend equivalents earned; reflects all stock options 88% PERFORMANCE-BASED, $1,300 $1,300 underwater AT-RISK Target Earned/Paid 22

EXECUTIVE COMPENSATION COMPANY STRATEGIES AND 2020 COMPENSATION PROGRAM CONSIDERATIONS • The company has been on a transformation journey, executing on our multi-year Polaris strategy o We have been executing our plans to improve gross margin, and SG&A expense in order to counter the macro headwinds in the retail environment, fund our strategic initiatives and drive profitability o Metrics measuring the achievement of such critical deliverables in support of the company’s transformation are reflected in our incentive plans • The COVID-19 pandemic necessitated an immediate shift in focus to 1) ensure the safety of our colleagues and customers and 2) secure the financial stability of the company o The Compensation and Management Development (CMD) committee of the board took a prudent approach to delay approval of the 2020 compensation program designs that typically occur in March o As a “non-essential” business, the company was required to close stores and experienced a significant disruption in business that made the development of financial plans for 2020 and the longer-term extremely challenging during this time period • In July, after the company had 1) secured re-financing, 2) was allowed to re-open our stores and 3) had developed a clear path to managing our stability, the CMD committee approved the 2020 programs o The programs for 2020 were designed with consideration to the business environment created by the COVID-19 pandemic, the uncertainty regarding the time-horizon on business recovery and the goal of enabling the critical company strategies for 2020 o The framework of the program was constructed to motivate, reward and retain our leaders critical to navigating the company through this unprecedented time 23

EXECUTIVE COMPENSATION 2020 COMPENSATION PROGRAM IN RESPONSE TO COVID-19 PANDEMIC Item Key Program Development Considerations Actions • In alignment with other actions taken by the company to conserve cash, implemented base pay • Base salary reductions reductions for executives, including 100% for CEO • No merit increases o Pay was restored when the majority of business operations were restored, re-organization was complete and most furloughed colleagues returned to work • In consideration of COVID-19 impact, Management proposed no merit increases and CMD committee Base Salary Base accepted proposal • Aligned with key business priorities for company • Three equally weighted metrics: Annual digital sales, holiday sales and annual • CMD committee applied a measured approach when determining the performance and payout curves for SG&A savings each metric • Reduced the payout opportunity variability o In consideration of the uncertainty in the business environment, established wider than historical Incentive from a threshold of 25% of target and a performance ranges and narrower payout ranges maximum of 200% of target for each o Due to the volatility associated with developing performance targets during this unusual time, metric to 50% and 150%, respectively Annual implemented a lower overall payout cap to show restraint • Reduced overall maximum payout from 200% to 125% of target 24

EXECUTIVE COMPENSATION 2020 COMPENSATION PROGRAM IN RESPONSE TO COVID-19 PANDEMIC Item Key Program Development Considerations Actions • Due to challenges of setting multi-year financial targets, utilized Relative Total Shareholder Return (rTSR) • Mix of performance-based restricted stock as the sole performance metric in the PRSU plan and reduced the portion of the LTI delivered in PRSUs units (PRSUs) and time-based restricted stock units (RSUs) • CMD committee intends to return to an LTI program with increased PSU weighting when the business environment normalizes • CEO grant 50% each; other NEOs 30% PRSUs and 70% RSUs • Granted RSUs for the first time instead of stock options to balance the performance-based portion of the LTI program during an unprecedented volatile period • PRSU metric: rTSR compared to the S&P Retail Select Peer Group • Provides better alignment with prevalent peer practices and continues to focus on performance in the LTI, realized value dependent on absolute change in stock price • Granted equity awards on July 9 Term Incentive Term - • Showed restraint and delayed equity grants to July, after the company had stabilized, including re- • Reduced the payout opportunity variability opening stores and securing re-financing from a threshold of 25% of target and a Long maximum of 200% of target to 50% and • The stock price had increased by 11% from the historic lows of March, resulting in issuance of 150%, respectively fewer units to deliver the value than would have been required on the original planned March grant date 25

EXECUTIVE COMPENSATION 2020 INCENTIVE PLAN METRICS IN RESPONSE TO COVID-19 PANDEMIC • The CMD committee selected metrics to reward performance on an absolute and relative basis o The metrics in the annual incentive plan reward for performance in alignment with the components of our Polaris Strategy Digital Sales X X X Holiday Sales X X X X SG&A Savings X o The relative Total Shareholder Return metric in the PRSU plan rewards for performance relative to that of companies in the S&P Retail Select Index (INDEXSP: SPSIRE) 26

Appendix

HEALTH & SAFETY HEALTH & SAFETY STANDARDS Prior to a store’s reopening, colleagues were provided additional training on health and safety standards. COLLEAGUE SAFETY • Perform wellness checks • Provide safety equipment • Require protective wear CUSTOMER SAFETY • Enforce social distancing as the new norm • Reduce contact between customers and colleagues • Place sanitation stations throughout stores • As of 7/22, required use of face coverings ENVIRONMENTAL SAFETY • Enhance housekeeping • Ensure colleagues follow enhanced cleaning measures • Comply with CDC guidelines to increase ventilation, as appropriate, to ensure standards are met 28

HEALTH & SAFETY CUSTOMER SAFETY SOCIAL DISTANCING REDUCED TOUCHPOINTS SANITATION STATIONS Social distancing guidelines are visible Intimate selling experiences, such as Sanitizer depots are installed in frequently throughout the store. Key reminders Beauty services, Fine Jewelry, and visited locations throughout the store. This Intimate Apparel, have enhanced are placed in queue lines and includes entrances, escalators, elevators, safety measures to help protect both occupancy guidelines are enforced. and points of sale. colleagues and customers. CDC requirement or local ordinances may add to standards outlined here 29

HEALTH & SAFETY SIGNAGE We have created an environment that enables our customers and colleagues to shop and work with safety, confidence and peace of mind. Our customers and colleagues have new safety expectations when shopping or working in our buildings. 30

HEALTH & SAFETY COLLEAGUE SAFETY PROTECTIVE WEAR WELLNESS CHECKS Store colleagues are provided Store colleagues are asked to with company-issued cloth complete wellness checks before masks to wear at all times. reporting to work. Colleagues processing multiple Continue to promote safe hygiene goods or interacting with practices. customers at high traffic registers are provided gloves. SAFETY EQUIPMENT All colleagues have access to Protective plexiglass is installed hand sanitizer throughout the at points of sale within all stores store. to enhance the safety of both the colleague and the customer in areas where social distancing cannot occur. CDC requirement or local ordinances may add to standards outlined here 31

HEALTH & SAFETY

STORE ENVIRONMENT SAFETY

ENHANCED HOUSEKEEPING

Frequently visited locations are cleaned more regularly and visibly. This includes elevators, escalators, bathrooms, fitting rooms, breakrooms, and frequently touched surfaces like caselines and points of sale.

FACILITY ENHANCEMENTS

All stores have received increased air circulation.

ENHANCED WORKSTATION CLEANING

New cleaning practices for colleagues have been implemented around frequently touched areas like signature pads and shared equipment including use of hand sanitizer and wipes.

Your Health Comes First

This store has made changes to how we maintain cleanliness & how we interact in an effort to protect our customers & colleagues.

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CDC requirement or local ordinances may add to standards outlined here

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